Exhibit 99.1

Briquilimab is an investigative drug and is not approved for any indication 1 Jasper Therapeutics NASDAQ: JSPR October 2023 Exhibit 99.1

2 Briquilimab is an investigative drug and is not approved for any indication Safe Harbor Statements Forward - Looking Statements This investor presentation and any accompanying oral presentation (together, this “Presentation”) contain forward - looking statements. All statements other than statements of historical fact contained in this Presentation, including statements regarding the future opportunities and prospects of Jasper Therapeutics, Inc. (together with its subsidiary, "Jasper" or the "Company"), including milestones, potential regulatory filings and the anticipated timing thereof, patient enrollment, future timelines, business strategy, and plans and objectives for future operations, are forward - looking statements. Jasper has based these forward - looking statements on its estimates and assumptions and its current expectations and projections about future events. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those contained in the "Risk Factors" section of the Company's Annual Report on Form 10 - K for the year ended December 31, 2022, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K that the Company has subsequently filed or may subsequently file with the SEC. In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this Presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements. Accordingly, you should not rely upon forward - looking statements as predictions of future events. Jasper undertakes no obligation to update publicly or revise any forward - looking statements for any reason after the date of this Presentation or to conform these statements to actual results or to changes in Jasper's expectations. Industry and Market Data Certain data in this Presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this Presentation. Such data involves risks and uncertainties and is subject to change based on various factors. Trademarks The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company.

3 Briquilimab is an investigative drug and is not approved for any indication Jasper is focused on the development of new therapeutics targeting significant unmet clinical needs in diseases driven by mast or stem cells • Jasper is developing briquilimab across multiple mast cell mediated diseases, including Chronic Spontaneous Urticaria (CSU) and Chronic Inducible Urticaria (CIndU) • Mast cells are potent inflammatory drivers in a number of allergic and dermatological diseases affecting millions of patients, with limited treatment options • c - Kit inhibition is the only therapeutic mechanism that has been shown to significantly deplete mast cells, potentially delivering durable disease control • Anti - c - Kit potency and PK properties of briquilimab allow for mast cell depletion while minimizing unwanted adverse effects on other cell types • Multiple company - sponsored clinical studies of briquilimab with key data read outs expected in 2024

SCF blockade drives differential impact on mast cells and stem cells

MAST CELLS (MC)


Briquilimab
Stem Cell Factor (SCF)
ckit
MC
P13K
AKT
FOXO3A
BIM
Apoptosis
MC
MC
MC
MC Apoptosis
APOPTOTIC MC
Programmed Cell Death
Apoptotic MC
Apoptotic MC
Apoptotic MC
Durable Depletion


Briquilimab
Stem Cell Factor (SCF)
ckit
CYCLING HSC
Quiescent HSC
FLT3
SCF Signaling
Growth Factor Signaling
Self-Renewal
TPO
MPL
Differentiation
Quiescent HSC
Quiescent HSC
HSC Differentiation
MEGAKARYOCYTE
Quiescent HSC
Quiescent HSC
Quiescent HSC
Exit BM Niche

STEM CELLS (HSC)

JASPER THERAPEUTICS

Briquilimab is an investigative drug and is not approved for any indication

4

5 Briquilimab is an investigative drug and is not approved for any indication Mast cells are key drivers of the inflammatory response in a number of allergic and dermatologic diseases Theoharides et al. N Engl J Med. (2015) • Mast cells are the most potent drivers of inflammatory response in skin, lungs and gut • Activated mast cells release pro - inflammatory compounds that drive diseases such as Chronic Spontaneous Urticaria, Chronic Inducible Urticaria, Asthma and many others • Current approved therapies targeting mast cell driven diseases have limited efficacy and limited durability of response

Depletion of mast cells by anti-c-Kit monoclonal antibody blockade is a novel approach to treat urticarias and other mast cell mediated diseases

- SCF signaling through c-Kit prevents mast cells apoptosis via the Bim-mediated pathway[1]
- Blockade of c-Kit signaling on mast cells leads to organized cell death and phagocytic clearance[2]
  - Partial c-Kit inhibition blunts mast cell activation
- Aglycosylated c-Kit antibodies avoid indiscriminate ADCC driven killing of other c-Kit expressing cells[3]
- Unwanted effects on other c-Kit expressing cells can be minimized by the recovery of c-Kit signaling once the mast cells are depleted


Briquilimab
Stem Cell Factor (SCF)
ckit
FcγRI
FcεRI
Signaling
FcγRIIA
MRGPRX2
Cell apoptosis

Briquilimab-Mediated Mast Cell Apoptosis

1 Moller C et al. Blood (2005)
2 Hundley TR et al. Blood (2004)
3 Arnold JN et al. Annu Rev Immunol (2007)

Briquilimab is an investigative drug and is not approved for any indication

6

7 Briquilimab is an investigative drug and is not approved for any indication Briquilimab potently blocks c - Kit signaling leading to durable mast cell depletion 1 Jasper internal data • Briquilimab is an aglycosylated IgG1 anti c - Kit antibody with high affinity to c - Kit (Kd <5pm) • Briquilimab potently blocks c - Kit signaling by blocking the SCF ligand binding site on the receptor and triggering apoptosis • Mast cell depletion occurs within hours to days Mast cell survival assay 1

Briquilimab delivered with a single subcutaneous injection significantly depletes mast cells in humans above 0.8 mg/kg threshold

- A single subcutaneous dose above ~0.8 mg/kg potently depletes mast cells in the skin of healthy volunteers
- Skin mast cell depletion highly correlated to serum briquilimab exposure after subcutaneous administration
- Significant depletion by day 7, with durable response lasting at least 29 days
- Once depleted with an anti-c-Kit antibody, skin mast cells take at least 3 months to recover, potentially leading to durable disease control[2]

Skin mast cell depletion 4 weeks after single dose (≥42 mg)[1]
Briquilimab Healthy Volunteer Phase 1 Subcutaneous Study



Mast cell count, % change from baseline
0%
-20%
-40%
-60%
-80%
-100%
0
1
2
3
4
5
0.8 mg/kg
Briquilimab dose (SC), mg/kg
42 mg
84 mg
158 mg
280 mg

1 Jasper internal data (Phase 1a, healthy volunteer study); Dose is adjusted to body weight (mg/kg) on graph. Skin biopsies were used to count mast cells.
2 Maurer et al, GA²LEN Global Urticaria Forum - Berlin, December 6, 2022

JASPER THERAPEUTICS

Briquilimab is an investigative drug and is not approved for any indication

8

9 Briquilimab is an investigative drug and is not approved for any indication Briquilimab’s favorable pharmacokinetic properties may enable optimal biologic dosing 1 Jasper internal data (Phase 1a, healthy volunteer study) • Briquilimab is designed to minimize unwanted c - Kit - related effects • Subcutaneous dosing leads to predictable PK profile • Low frequency of ADAs and do not appear to affect PK • Drug elimination profile is favorable for minimizing off target effects • Clearance to allow for return of c - Kit signaling once the mast cells are depleted • No modifications to extend FcRn recycling Pharmacokinetics (≥10 mg) 1 Briquilimab Healthy Volunteer Phase 1 Subcutaneous Study

10 Briquilimab is an investigative drug and is not approved for any indication Briquilimab safety profile to - date supports development in a wide variety of mast cell diseases • c - Kit is expressed on mast cells, hemopoietic stem cells, melanocytes, taste buds, spermatogonia and Cajal (GI) cells, which all may be impacted by anti - c - Kit agents • However, briquilimab’s favorable elimination kinetics may allow for an improved safety profile on these other cell types Relevant Preclinical & Clinical Experience • NHP Chronic Toxicology Study • Paleness in skin & fur, depletion of colonic mast cells, decrease in reticulocytes and RBC mass, impact on spermatogenesis • All effects reversible at highest dose of 300 mg/kg weekly for 26 weeks • Healthy Volunteer Subcutaneous Studies (n=77 briquilimab - treated) • Various Grade 1/2 AEs including headache, decreased neutrophils, injection site reaction, infection, urticaria, dysgeusia (280 mg only) • One Grade 3 allergic reaction reported

Briquilimab is an investigative drug and is not approved for any indication 11 11 Briquilimab in Chronic Urticaria

12 Briquilimab is an investigative drug and is not approved for any indication Briquilimab Phase 1b/2a in patients with Chronic Spontaneous Urticaria (CSU) Study Goal: identify the optimal therapeutic doses & dosing frequency of subcutaneous briquilimab to inform future registrational trials Key Objectives: • Study multiple briquilimab dose levels, and intervals ranging from 4 to 12+ weeks to study the effects of: • Mast cell depletion and disease symptom/disease modifications • Briquilimab drug clearance • Time to return of disease symptoms • Briquilimab on other c - Kit expressing cell lineages • Part 1 intended to identify the minimally effective dose • Treat the highest unmet need population for clearest efficacy signal Status: IND cleared (US), CTA submitted (EU), with FPI targeted by year - end 2023

13 Briquilimab is an investigative drug and is not approved for any indication Phase 1b/2a dose levels selected to generate data below and above mast cell depletion threshold observed in Phase 1 healthy volunteer study *Jasper internal data (Phase 1a, healthy volunteer study); Skin biopsies were used to count mast cells. 240 mg Dose (mg) 10 mg 40 mg 80 mg 120 mg 180 mg Briquilimab CSU Phase 1b/2a study doses Briquilimab Healthy Volunteer Phase 1 Subcutaneous Study Skin mast cell depletion 4 weeks after single 42, 84, 158 and 280 mg dose*

14 Briquilimab is an investigative drug and is not approved for any indication Phase 1b/2a dose frequencies selected to align with mast cell recovery in the skin, which typically takes 3 months or longer 1 Maurer et al, GA²LEN Global Urticaria Forum – Berlin, December 6, 2022 • Single administration of anti - c - Kit leads to deep depletion of skin mast cells • Following depletion, mast cell recovery in the skin takes at least three months 1 • Serum tryptase recovery precedes return of urticarial symptoms and skin mast cells • Likely due to earlier recovery of lung and gut mast cells Single Dose of Barzolvolimab in CIndU (3 mg/kg IV) Minimal recovery of skin mast cells by week 36 following single administration of barzolvolimab IV in CIndU patients 1

15 Briquilimab is an investigative drug and is not approved for any indication Part 1 (n=6) Part 2 (n=28) Part 3 (n=4) • CSU diagnosis ≥ 6 mos. • UAS7 ≥ 16 • 18+ years • H1 - antihistamine - failed • Inadequate response to omalizumab UAS7 measured at 12 weeks (Primary Endpoint) • US Lead: Tom Casale, MD • EU Lead: Marcus Maurer, MD • ~30 sites in the US & EU • N = ~38 x Disease Scores: UAS7, UCT x Mast Cell Depletion & Recovery: Serum Tryptase, Skin Biopsies, Skin Codeine Skin Tests x Safety: TEAEs, SAEs 24 - Week Follow - Up Dose W0, 4, 12, 20 Dose W0, 4, 12, 20 10 mg 40 mg Dose W0, 8, 16, 24 80 mg Q8W 24 - Week Follow - Up Dose W0, 8, 16, 24 Dose W0, 12, 24 120 mg Q8W 120 mg Q12W Dose W0, 12, 24 180 mg Q12W 36 - Week Follow - Up Single Dose 240 mg Briquilimab Phase 1b/2a Chronic Spontaneous Urticaria Study Randomized, Double - Blind, Placebo - Controlled, Multiple Ascending Dose Study Screening/Eligibility Study Operations Key Assessments

16 Briquilimab is an investigative drug and is not approved for any indication Briquilimab Phase 1b/2a in patients with Chronic Inducible Urticaria (CIndU) Study Goal: identify therapeutic doses of subcutaneous briquilimab to inform future registrational trials Key Objectives: • Demonstration of efficacy and safety in a second dermatological indication • Study design intended to identify minimally effective dose • Provocation study enables a clear demonstration of potential drug effect • Assess the effects of single dose briquilimab on mast cell depletion and disease symptoms/disease modification Status: CTA submitted (EU), FPI targeted Q1 2024

Briquilimab Phase 1b/2a Chronic Inducible Urticaria Study

Open-Label, Cold Urticaria & Symptomatic Dermographism, Single Ascending Dose Study

Screening/Eligibility

- Diagnosis of Cold Urticaria (ColdU) or Symptomatic Dermographism (SD) for ≥ 3 mos.
- H1-antihistamine-failed
- 18+ years

Study Operations

- **EU Lead: Marcus Maurer, MD**
- ~5 sites in the EU
- N = ~15

Key Assessments

- **Provocation Test:** TempTest (ColdU), FricTest (SD)
- **Disease Scores:** UCT
- **Mast Cell Depletion & Recovery:** Serum Tryptase, Skin Biopsies, Codeine Skin Tests
- **Safety:** TEAEs, SAEs

N=15

40 mg
120 mg

Single Dose → 36-Week Follow-Up

Provocation test measured at 12 weeks (Primary Endpoint)

Provocation Tests Used for Clinical Evaluation

Symptomatic Dermographism

FricTest



Cold Urticaria

TempTest



JASPER THERAPEUTICS

Briquilimab is an investigative drug and is not approved for any indication

17

Mast cell depletion may provide deep and durable disease control with a convenient dosing schedule

Target[1]	Mechanisms	Mast Cell Depletion	Dosing Frequency	CSU Efficacy[2]	CIndU Efficacy[2]
c-Kit	Mast cell depletion	✓	8 to 12+ weeks (SQ)	+++	+++
IgE*	Signal inhibition	✗	4 weeks (SQ)	+	✗
IL-4/IL-13	Cytokine inhibition	✗	2 weeks (SQ)	+	✗
BTK	Signal inhibition	✗	Twice daily (Oral)	++	?
Siglec-8	Signal inhibition	✗	2 weeks (SQ)	+	+
MRGPRX2	Signal inhibition	✗	Unknown (Oral)	?	?

*Xolair (omalizumab) is FDA Approved

JASPER THERAPEUTICS

1 Kolkhir P et al. Nature Reviews Disease Primers (2022)
2 Characterized by complete response and overall effects on disease control, as demonstrated in published clinical trials. Maurer et al, GA²LEN Global Urticaria Forum - Berlin, December 6, 2022 (Barzolvolimab); Xolair prescribing information; Maurer M et al. JACI 2022 (Dupilumab); Maurer M et al. JACI 2022 (Remibrutinib); Altrichter S et al. JACI 2022 (Lirentelimab)

Briquilimab is an investigative drug and is not approved for any indication

18

19 Briquilimab is an investigative drug and is not approved for any indication Briquilimab is designed for differentiated mast cell depletion Potency • Binding affinity : K d < 5pM • Target epitope : Direct blockade of SCF binding pocket on c - Kit triggers mast cell apoptosis through the Bim pathway • Durable depletion : Mast cell depletion drives deep clinical response with dosing every two or three months Pharmacokinetics • Antibody design : Aglycosylated, no FcRn engineering to extend recycling • Safety profile : Favorable elimination kinetics allow for restoration of c - Kit signaling on other cell types once mast cells depleted Path to Market • Clinical experience : Encouraging efficacy and safety profile in >145 participants across six clinical trials to - date; initial CSU trial designed to determine the optimal biologic dose and prepare for a registrational trial • Potential 1 st BLA: FDA has granted briquilimab Fast Track, Orphan and Rare Pediatric Disease designations in SCID

20 Briquilimab is an investigative drug and is not approved for any indication Engineering c - Kit enables direct in vivo testing of briquilimab in mast cell mediated disease models • c - Kit antibodies designed against human receptor do not bind to wild type mouse c - Kit, thereby limiting disease model testing • Jasper transgenic mouse allows for direct testing of briquilimab in vivo • Jasper mouse engineered with human c - Kit ectodomain and mouse c - Kit intracellular domain • Briquilimab binds to Jasper mouse c - Kit, blocks signaling leading to mast cell apoptosis • Multiple diseases models that can be tested with briquilimab and Jasper c - Kit Mouse • Allergy • Anaphylaxis • Asthma Human extracellular domain binds to briquilimab and mouse SCF Mouse intracellular domain retains normal signaling Jasper c - Kit Mouse TM • Atopic Dermatitis • IBD • Transplant

21 Briquilimab is an investigative drug and is not approved for any indication Briquilimab’s ability to deplete mast cells may drive significant therapeutic benefits across a broad range of diseases Kolkhir P et al. Nature Reviews (2022) Mast Cell Driven Diseases These diseases are specifically caused by mast cell dysfunction • Chronic Spontaneous Urticaria • Chronic Inducible Urticaria Mast Cell Associated Diseases Fundamental role of mast cells in atopic and allergic diseases • Asthma, Chronic Obstructive Pulmonary Disease (COPD) • Atopic Dermatitis, Prurigo Nodularis • Allergic Rhinitis, Conjunctivitis • Food Allergies, Eosinophilic Esophagitis (EoE) Other Chronic Inflammatory & Autoimmune Diseases High numbers of mast cells and mast - cell mediators are seen in tissues and blood (correlate with severity of inflammation) • Multiple Sclerosis • Rheumatoid Arthritis • Bullous Pemphigoid

Briquilimab is an investigative drug and is not approved for any indication 22 22 Briquilimab in Low - to - Intermediate Risk MDS & Bone Marrow Transplant

Briquilimab's ability to directly deplete cancerous stem cells may be leveraged as a disease-modifying therapeutic in low-to-intermediate risk MDS patients

- 70% of myelodysplastic syndrome (MDS) patients have low to intermediate risk (LR-MDS) disease and are typically treated with ESA, other growth factors and/or transfusions[1]
- Current treatments only treat symptoms and do not delay disease progression to AML or High Risk MDS
- By directly targeting c-Kit-reliant MDS stem cells, briquilimab may be the first disease modifying therapeutic for LR-MDS patients
- Jasper's ongoing study is designed to examine the impact of briquilimab to shift towards healthier bone marrow and restoration of normal hemopoiesis

MDS Prevalence (US/EU)[2]
>150K patients

↓

Low-to-Intermediate Risk MDS (IPSSR ≤3.5)[1]
>100K patients (70%)

↓

RBC-Transfusion Dependent[3]
>50K patients (50%)

Erythropoietin Stimulating Agent (ESA) Market

1 Greenberg PL, et al. Blood (2012)
2 Ma X, et al. Am J Med (2012); GlobalData.
3 de Swart et al. BJHaem (2015)

JASPER THERAPEUTICS

Briquilimab is an investigative drug and is not approved for any indication

23

Briquilimab Phase 1 trial in patients with LR-MDS


Normal HSCs
MDS HSCs
Briquilimab

Restoration of healthy bone marrow following briquilimab treatment

Screening/Eligibility

- IPSS-R very low, low or intermediate risk MDS patients
- RBC transfusion dependence, thrombocytopenia or neutropenia

Single Arm, MAD, Open Label Design (Enrolling)

- **Dosing:** Up to 4 cohorts - 0.3, 0.6, 0.9 and 1.2 mg/kg; Every 8 weeks
- **Size:** 3-6 per cohort


CYCLES 1 to 4
D1
D4
WK1
WK2
WK3
WK4
WK5
WK6
WK7
End of Cycle
Key data collection: Safety, complete blood count, reticulocyte counts
Briquilimab
Bone Marrow Evaluation
End of Study for Cycle 4

Screening/Eligibility

- Primary: Safety, tolerability
- Secondary: PK, Efficacy by HI-E/HI-P/HI-N, duration of response, reduction in RBC transfusions, ORR, progression free survival
- Exploratory: Depletion of leukemic MDS and normal stem & progenitor cells, molecular characteristics of LSCs/HSCs/HPCs, cytokine profile, immunogenicity

JASPER THERAPEUTICS

Briquilimab is an investigative drug and is not approved for any indication

24

25 Briquilimab is an investigative drug and is not approved for any indication Briquilimab is also being tested as a novel conditioning agent for bone marrow transplant • Briquilimab c - Kit inhibition temporarily creates space in specialized bone marrow niches • May drive non - quiescent HSCs to differentiate • Combination with radiation required for full depletion • Briquilimab based bone marrow transplant conditioning regimens has been tested in SCID, Sickle Cell Disease, Fanconi Anemia, CGD, AML and MDS • Large unmet need for reduced toxicity bone marrow conditioning regimens • No briquilimab - related SAEs. Patients range in age from 3 months to 79 years • NIH sponsorship of studies in Sickle Cell, Beta Thalassemia, CGD, GATA - 2 MDS; Stanford sponsorship in Fanconi • Potential approval in SCID provides strategic opportunity for early product launch and Priority Review Voucher

26 Briquilimab is an investigative drug and is not approved for any indication Expanded portfolio presents exciting new opportunities in mast cell diseases Program Milestones Clinical Preclinical Research Sponsor Indication Briquilimab Mast Cell Diseases (Subcutaneous) • IND cleared; EU CTA submitted • FPI expected by YE 2023 • Initial clinical data expected in mid - 2024 Chronic Spontaneous Urticaria • EU CTA submitted • FPI expected in Q1 2024 • Initial clinical data expected in mid - 2024 Chronic Inducible Urticaria Stem Cell Diseases (Intravenous) • Enrolling • Initial clinical data expected late 2023/early 2024 Low - to - Intermediate Risk MDS • Enrolling • Potential BLA filing SCID • First 4 patients achieved full chimerism & count recovery • Expansion to Phase 2a (enrolling) Fanconi Anemia • First 3 patients with full chimerism & Hb increase (enrolling) Sickle Cell Disease • Enrolling Chronic Granulomatous Disease • Study start up GATA2 MDS Investigator Sponsored Studies Jasper maintains full worldwide rights to develop and commercialize briquilimab in all indications

27 Briquilimab is an investigative drug and is not approved for any indication Key milestones & financials • $115.8M cash and cash equivalents as of June 30, 2023 • $16.1M net loss for Q2 2023 • 110.8M outstanding shares as of June 30, 2023 • 43 employees 2023 2024 Briquilimab (c - Kit) CSU CIndU LR - MDS Phase 1b/2a first patient dosed Initial clinical data Initial clinical data Initial clinical data IND clearance; Submit CTA Submit CTA Phase 1b/2a first patient dosed

28 Briquilimab is an investigative drug and is not approved for any indication Jasper is developing briquilimab across multiple disease areas affecting millions of patients with key data read outs expected in 2024 • c - Kit mediated depletion of mast cells is a novel therapeutic approach that has the potential to benefit millions of patients in the US and EU • Briquilimab’s potency and PK properties allows for mast cell depletion while minimizing unwanted adverse effects on other cell types • Briquilimab is in development for multiple diseases with significant mast or stem cell involvement • Chronic Spontaneous Urticaria • Chronic Inducible Urticaria • Low - to - Intermediate Risk MDS • Bone Marrow Transplant Conditioning • Multiple clinical data read outs expected in 2024 across various indications in development

Briquilimab is an investigative drug and is not approved for any indication 29 Jasper Therapeutics NASDAQ: JSPR October 2023